SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                             -----------------------


                                    Form 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 4, 1999

                              United Capital Corp.
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             (Exact name of registrant as specified in its charter)


Delaware                               1-10104               04-2294493
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(State or other jurisdiction    (Commission File Number)     (IRS Employer
  of incorporation)                                          Identification No.)


                       9 Park Place, Great Neck, NY 11021
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                     Address of principal executive offices


       Registrant's telephone number, including area code: (516) 466-6464


                                       N/A
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         (Former name or former address, if changed since last report.)

Item 4.        CHANGES IN COMPANY'S CERTIFYING ACCOUNTANT.

The Company's auditors for the year ended December 31, 1998 were Arthur Andersen LLP ("Arthur Andersen"). As stated in the Company's proxy statement dated May 6, 1999, the Company annually reviews the selection of its independent auditors and had previously solicited bids from independent accountants to audit the Company's financial statements for the year ended December 31, 1999. On October 4, 1999, Arthur Andersen informed the Company that it was resigning. The Audit Committee voted to appoint Ernst & Young as its new independent accountants on October 4, 1999.

Pursuant to item 304(a) of Regulation S-K, the Company reports the following:

     (a) Previous Independent Accountants

          (i) On October 4, 1999, the Company retained Ernst & Young as its independent certified public accountants in place of Arthur Andersen.

          (ii) The reports of Arthur Andersen on the financial statements for the past two fiscal years of the Company did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

          (iii) The decision to change accountants was recommended by the Company's management and separately approved by the Audit Committee of the Board of Directors and the Board of Directors of the Company.

          (iv) In connection with its audits for the two most recent fiscal years ended December 31, 1997 and 1998 and through October 4, 1999, there have been no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreement, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make a reference to the subject matter of the disagreement in connection with its report on the financial statements for each of the years or interim periods.

           (v) During the Company's two most recent fiscal years, and during the subsequent interim periods, no "reportable events" (as described in Item 304 (a) (1) (v) of Regulation S-K) have occurred.

           (vi) The Company has requested that Arthur Andersen furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Arthur Andersen agrees with the statements made by the Company above in response to Item 304 of Regulation S-K. A copy of such letter, dated October 4, 1999, is included as Exhibit 16 to this Form 8-K.

     (b) New Independent Accountants

           (i) The Company engaged Ernst & Young as its new independent accountants effective October 4, 1999. During the two most recent fiscal years and through October 4, 1999, the Company has not consulted with Ernst & Young concerning the Company's financial statements, including the application of accounting principles to a specified transaction (proposed or completed) or the type of audit opinion that might be rendered on the Company's financial statements or any matter that was either the subject of a "disagreement" or "reportable event" (as such terms are defined in Item 304 of Regulation S-K) with the previous independent accountants.


Item 7.            FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION
                   AND EXHIBITS.

     (c)  EXHIBITS

          EXHIBIT NO.       DESCRIPTION

                  16 Letter dated October 4, 1999 from Arthur Andersen LLP related to the change in certifying accountants.



                                    SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        UNITED CAPITAL CORP.

Dated:  October 8, 1999                 By:/s/Anthony J. Miceli
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                                           Anthony J. Miceli
                                           Vice President, Chief Financial
                                           Officer and Secretary of the Company